UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

UMeWorld Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30813	61-2299084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 West Flagler Street, 9th Floor, Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 791 0483

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Securities registered pursuant to Section 12(g) of the Act: Common Stock

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 - Changes in Registrant’s Certifying Accountant

On December 31, 2025, J&S Associate PLT (PCAOB Registration No. 6743) (the “Former Auditor”) resigned as the independent registered public accounting firm of UMeWorld Inc. (the “Company”). The resignation was tendered in accordance with the Former Auditor’s responsibilities under the rules and standards of the Public Company Accounting Oversight Board and was due to required audit engagement partner rotation in accordance with PCAOB independence requirements and Rule 2-01(c)(6) of Regulation S-X. The resignation was not the result of any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The reports of the Former Auditor on the Company’s financial statements for the fiscal years ended September 30, 2024 and September 30, 2025 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2024 and September 30, 2025, and through December 31, 2025, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the same period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided the Former Auditor with a copy of the disclosures contained in this Item 4.01 and has requested that the Former Auditor furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from J&S Associate PLT to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMEWORLD INC.

By:	/s/ Michael Lee
Name:	Michael Lee
Title:	Chief Executive Officer

Date:	January 5, 2026

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